                                                                    Exhibit 99.2


                                MERCK & CO., INC.
                           OTHER FINANCIAL DISCLOSURES
                                  FIRST QUARTER
                                      2003

NET PRODUCT SALES DETAIL

                                                                             1Q `03 vs. 1Q `02
                                             --------------------------------------------------------------------------------------
                                             TOTAL           TOTAL           U.S.            U.S.        Foreign            Foreign
                     PRODUCT                 % CHG             $            % CHG             $          % CHG                 $
-----------------------------------------------------------------------------------------------------------------------------------
AGGRASTAT                                      -3%             23            -69%             3            46%                 20
ARCOXIA                                          *             11            N/M              -              *                 11
CANCIDAS                                         *             47               *            27              *                 20
COZAAR / HYZAAR                                52%            643             58%           297            46%                347
CRIXIVAN/STOCRIN                               24%             84             82%            39            -3%                 45
FOSAMAX                                        58%            812             53%           585            74%                228
INVANZ                                         48%              6             38%             5              *                  1
MAXALT                                         14%             80             11%            60            26%                 20
PRIMAXIN                                       36%            163               *            62             8%                102
PRINIVIL / PRINZIDE                           -82%             36            -88%            22           -21%                 14
PROPECIA                                       37%             66             64%            36            14%                 30
PROSCAR                                        20%            139             27%            64            14%                 74
SINGULAIR                                      13%            474              3%           341            48%                132
TIMOPTIC/TIMOPTIC XE                           -6%             36            -67%             2             7%                 34
TRUSOPT/COSOPT                                 24%            107             39%            46            14%                 61
VASOTEC / VASERETIC                           -10%            168            N/M             -4             0%                172
VIOXX                                         -12%            527            -25%           318            20%                209
ZOCOR                                           7%          1,250              4%           713            13%                537
HEPATITIS VACCINES                             63%             65             56%            55              *                 10
VIRAL VACCINES                                 31%            118             28%           109            95%                  8
OTHER VACCINES                                   *             59               *            46            95%                 12

* > 100%
N/M - Not Meaningful

TOTAL SALES: VOLUME, PRICE, EXCHANGE

                                                 1Q `03           % CHG.            VOL            PX             FX
--------------------------------------------------------------------------------------------------------------------
TOTAL SALES                                     $13,388             10%               1             7              2
                                                -------             --                -             -              -
Total Pharmaceutical Sales                        5,717             18%              11             2              5
                                                  -----             --               --             -              -
    U.S.                                          3,588             14%              11             3              0
    Foreign                                       2,129             23%              11            -1             13

Other Medco Sales                                 7,671              5%

                                 MERCK & CO., INC.
                            OTHER FINANCIAL DISCLOSURES
                                   FIRST QUARTER
                                      2003




OTHER (INCOME)/EXPENSE, NET

                                                  1Q `03      1Q `02
                                                  -------     -------
INTEREST INCOME                                   $ (88.3)    $ (98.4)
INTEREST EXPENSE                                     95.3        95.3
EXCHANGE (GAINS)/LOSSES                              (7.1)       (2.7)
MINORITY INTERESTS                                   51.8        50.7
AMORTIZATION OF INTANGIBLES                          54.8        51.4
Other, net                                          (47.3)      (52.5)
                                                  -------     -------
TOTAL                                             $  59.2     $  43.8


JOINT VENTURE SALES DETAIL

All sales reported here are end-market JV sales, presented on a "NET" basis.


MERIAL                                            1Q `03         1Q `02
                                                  ----           ----
IVOMEC, HEARTGARD, other avermectins              $ 97           $ 99
FRONTLINE                                          133            119
Biologicals                                        102             87
Other Animal Health                                 46             46
Poultry Genetics                                    54             52
                                                  ----           ----
TOTAL MERIAL SALES                                $432           $403


AVENTIS PASTEUR-MSD                               1Q `03        1Q `02
                                                   ----          ----
HEPATITIS VACCINES                                 $ 19          $ 14
VIRAL VACCINES                                       11             7
Other Vaccines                                       90            69
                                                   ----          ----
TOTAL AP-MSD SALES                                 $120          $ 90


MERCK / SCHERING-PLOUGH COLLABORATION             1Q `03        1Q `02
                                                   ----           ---
Zetia (Worldwide)                                  $ 46           $ -
TOTAL                                              $ 46           $ -


TOTAL MEDCO PRESCRIPTION/CLAIMS VOLUME (IN MILLIONS)


                   2003      MAIL   RETAIL   TOTAL
                              --      ---     ---
FIRST QUARTER                 20      113     133
SECOND QUARTER                 0        0       0
THIRD QUARTER                  0        0       0
FOURTH QUARTER                 0        0       0
                              --      ---     ---
YEAR TO DATE                  20      113     133



                   2002      MAIL   RETAIL   TOTAL
                              --      ---     ---
FIRST QUARTER                 20      121     141
SECOND QUARTER                21      119     140
THIRD QUARTER                 20      110     130
FOURTH QUARTER                21      117     138
                              --      ---     ---
YEAR TO DATE                  82      467     548